Inducement Plan Amendment

***
THIRD AMENDMENT TO

RAPID MICRO BIOSYSTEMS, INC.

2023 INDUCEMENT PLAN

A.    The Rapid Micro Biosystems, Inc. 2023 Inducement Plan, as may be amended from time to time (the “2023 Plan”), is hereby amended by deleting the paragraph in Section 11.23 in its entirety and substituting the following in lieu thereof:
“11.23 Overall Share Limit” means 1,473,987 Shares.”
B.    The effective date of this Amendment shall be May 22, 2025.
C.    Except as amended herein, the 2023 Plan is confirmed in all respects.